Exhibit 10.33.2
SECOND LETTER AMENDMENT
Dated as of January 9, 2006
Citicorp North America, Inc.,
as Administrative Agent
Two Penns Way, Suite 110
New Castle, Delaware 19720
          Re:           FelCor TRS Term Credit Facility
Ladies and Gentlemen:
          Reference is made to that certain Term Credit Agreement dated as of October 18, 2005, as amended by a certain First Letter Amendment dated as of December 9, 2005 (collectively, the “Credit Agreement”) among FelCor TRS Borrower 1, L.P. (together with any Additional Borrowers that have become party to the Credit Agreement prior to the date hereof, collectively, the “Borrowers”), as borrowers; FelCor TRS Guarantor, L.P., FelCor Lodging Limited Partnership, as guarantors (together with any Additional Guarantors that have become parties to the Credit Agreement prior to the date hereof, collectively, the “Guarantors”); Citicorp North America, Inc. (“CNAI”), as the initial Lender, the administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and the collateral agent for the Secured Parties; and Citigroup Global Markets Inc., as sole lead arranger and sole book running manager. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
          It is hereby agreed by you and us as follows:
          1. Amendment to Credit Agreement. The definition of “Collateral Delivery Date” set forth in Section 1.01 of the Credit Agreement is, effective as of the date of this Second Letter Amendment (this “Amendment”), hereby amended by deleting the date “January 10, 2006” set forth therein and substituting therefor the date “February 10, 2006”.
          2. Representations and Warranties. Each Loan Party hereby represents and warrants that the representations and warranties of such Loan Party contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date first above written, before and after giving effect to this Amendment, as though made on and as of such date.
          3. Effectiveness of Amendment. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrowers, the Administrative Agent and the Required Lenders (or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment), and (b) an original counterpart of the Consent attached hereto executed by each Guarantor.
          4. Costs and Expenses. The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

          5. Certain Definitions. Following the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          6. Ratification. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.
          7. Execution Instructions. If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Amendment to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646.848.7587), with four duplicate originals by overnight courier.
          8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
[Balance of page intentionally left blank]

2

          This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

FELCOR TRS BORROWER 1, L.P.

By:	FelCor TRS Borrower GP 1, L.L.C.,
its General Partner

	By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

FELCOR TRS BORROWER 2, L.P.

By:	FelCor TRS Borrower GP 2, L.L.C.,
its General Partner

	By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

FELCOR TRS BORROWER 3, L.P.

By:	FelCor TRS Borrower GP 3, L.L.C.,
its General Partner

	By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

FELCOR TRS BORROWER 4, L.L.C.

By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

S-1

Agreed as of the date first above written:
CITICORP NORTH AMERICA, INC.,
as Administrative Agent and Collateral Agent and as a Lender

By	/s/ David Bouton
Name: David Bouton
Title: Vice President

S-2

CONSENT
Dated as of January 9, 2006
          Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Term Credit Agreement dated as of October 18, 2005, as amended by the First Letter Amendment dated as of December 9, 2005 (collectively, the “Credit Agreement”) referred to in the Second Letter Amendment to which this Consent is attached, hereby consents to such Second Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Second Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Second Letter Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by such Second Letter Amendment.

FELCOR TRS GUARANTOR, L.P.,
a Delaware limited partnership

By:	FelCor TRS Guarantor GP, L.L.C.,
its General Partner

	By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

FELCOR LODGING LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	FelCor Lodging Trust Incorporated,
its General Partner

	By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

FELCOR LODGING COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President
[Signatures continued on next page.]

C-1

FELCOR PHILADELPHIA CENTER, L.L.C.

By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

FELCOR MARSHALL MOTELS, L.L.C.

By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

CENTER CITY HOTEL ASSOCIATES

By:	FelCor Philadelphia Center, L.L.C.,
its General Partner

	By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

FELCOR/JPM ATLANTA CP HOTEL, L.L.C.

By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

C-2